Business combination	12 Months Ended
Dec. 31, 2025
Business combination
Business combination

5. Business combination

Westbrick Energy Ltd.

On February 26, 2025, Vermilion purchased 100% of the shares outstanding of Westbrick Energy Ltd. (“Westbrick” or “Westbrick Energy”) a private company with assets located adjacent to Vermilion’s existing Alberta assets for total consideration of $1.1 billion, including 1,104,357 shares of Vermilion valued at $12.10 per share for an aggregate $13.4 million in fair value share consideration upon closing, with the balance paid in cash. Total transaction costs included in Vermilion’s general and administrative expenses for the year ended December 31, 2025 related to the acquisition are approximately $8.3 million ($0.8 million in the year ended December 31, 2024).

The total consideration paid and the fair value of the assets acquired and liabilities assumed at the date of acquisition are detailed in the table below:

Consideration
Cash consideration paid	1,089,805
Share consideration	13,363
Total consideration paid	1,103,168

Allocation of consideration
Cash acquired	6,159
Capital assets	1,185,212
Exploration and evaluation assets	129,578
Acquired working capital deficit (1)	(23,179)
Lease liability	(3,434)
Asset retirement obligations	(46,190)
Deferred tax liability	(144,978)
Net assets acquired	1,103,168

(1)	Acquired working capital deficit includes $13.4 million of derivative assets acquired.

The results of operations from the assets acquired and liabilities assumed have been included in Vermilion’s consolidated financial statements beginning February 26, 2025 and have contributed revenues net of royalties of $299.5 million and net earnings of $26.7 million. Had the acquisition occurred on January 1, 2025, consolidated petroleum and natural gas revenue net of royalties and net earnings would have increased by $58.9 million and $15.6 million, respectively.

Vermilion acquired contractual obligations and commitments as part of the Westbrick acquisition completed on February 26, 2025. Please refer to Note 21 “Supplemental Information” for a summary of the Company’s contractual obligations and commitments as at December 31, 2025.